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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 11, 2003
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                    1-9924                  52-1568099
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         (State or other             (Commission           (IRS Employer
         jurisdiction of             File Number)          Identification No.)
         incorporation)

               399 Park Avenue, New York, New York          10043
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          (Address of principal executive offices)        (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

         Exhibit No.       Description
         -----------       -----------

         1.01 Terms Agreement, dated February 11, 2003, among the Company and Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Barclays Capital Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Sandler O'Neill & Partners, L.P. and The Williams Capital Group, L.P., as Underwriters, relating to the offer and sale of the Company's 5.875% Subordinated Notes due February 22, 2033.

           4.01 Form of Note for the Company's 5.875% Subordinated Notes due February 22, 2033.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 2003                     CITIGROUP INC.



                                              By: /s/ Charles E. Wainhouse
                                                  ------------------------------
                                                  Charles E. Wainhouse
                                                  Assistant Treasurer


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